UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2026

TWIN VEE POWERCATS CO.

(Exact name of registrant as specified in its charter)

Delaware	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3101 S. US-1 Ft. Pierce, Florida	34982
(Address of principal executive offices)	(Zip Code)

(772) 429-2525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VEEE	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Merger Agreement

On October 7, 2026, Twin Vee PowerCats Co., a Delaware corporation (the “Company”), USFM Corporation, a Colorado corporation (“USFM”), Twin Vee Holdco Inc., a Texas corporation and a wholly owned subsidiary of the Company (“Pubco”), Twin Vee Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Pubco (“Merger Sub I”), and USFM Merger Sub Inc., a Colorado corporation and wholly-owned subsidiary of Pubco (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), entered into an Amended and Restated Agreement and Plan of Merger (the “A&R Merger Agreement”), pursuant to which, on the terms and subject to the conditions set forth in the A&R Merger Agreement, (a) Merger Sub I will merge with and into the Company (the “First Merger”), with the Company continuing as the surviving corporation in the First Merger (the “Surviving Company”) as a wholly owned subsidiary of Pubco and (b) Merger Sub II will merge with and into USFM (the “Second Merger” and, together with the First Merger, the “Mergers”), with USFM continuing as the surviving corporation in the Second Merger (the “Surviving Corporation”) as a wholly owned subsidiary of Pubco. The A&R Merger Agreement amends and restates that certain Agreement and Plan of Merger, dated as of July 12, 2026, by and among the Company, USFM, and USFM Merger Sub Inc., a Nevada corporation and wholly-owned subsidiary of USFM. The Company’s shares are currently publicly traded on the Nasdaq Capital Market.

On the terms and subject to the conditions set forth in the A&R Merger Agreement, at the effective time of the First Merger (the “First Effective Time”), and as a result of the First Merger, each share of common stock, par value $0.001 per share, of the Company (the “Shares”), that is issued and outstanding immediately prior to the First Effective Time (other than certain Shares to be canceled pursuant to the terms of the A&R Merger Agreement and Dissenting Shares (as defined in the A&R Merger Agreement)) will be converted into the right to receive a pro rata portion of an aggregate number of shares of Pubco’s common stock, par value $0.01 per share (“Pubco Shares”), that represent 7% of the issued and outstanding Pubco Shares immediately following the effective time of the Second Merger (the “Second Effective Time”), calculated on a fully diluted basis (the “Company Consideration Shares”).

In addition, pursuant to the A&R Merger Agreement, effective as of the First Effective Time, automatically and without any action on the part of the holder thereof, (a) each Company Convertible Security (as defined in the A&R Merger Agreement) shall be accelerated and fully vested, and converted into the right to receive a pro rata portion of the Company Consideration Shares and (b) each Company Common Stock Warrant (as defined in the A&R Merger Agreement) shall be assumed by the Surviving Company and shall become a corresponding warrant of Pubco.

The Company is subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide information to, and enter into discussions or negotiations with, third parties regarding alternative acquisition proposals. However, prior to the receipt of the approval of the transactions contemplated by the A&R Merger Agreement from the Company’s stockholders, the solicitation restrictions are subject to a customary “fiduciary-out” provision that allows the Company, under certain circumstances, to provide information to and participate in negotiations or discussions with third parties with respect to an alternative acquisition proposal if it determines in good faith, after consultation with outside legal counsel, that the failure to take such action would reasonably be expected to be a violation of the Company’s board of directors’ fiduciary duties under applicable law. In addition, the Company’s board of directors, after satisfying certain notice requirements to USFM, may change its recommendation with respect to the Mergers if it determines in good faith, after consultation with outside legal counsel, that the failure to do so under certain circumstances specified in the A&R Merger Agreement would reasonably be expected to be a violation of the Company’s board of directors’ fiduciary duties under applicable law.

The A&R Merger Agreement contains certain termination rights, and provides that, upon termination of the A&R Merger Agreement under specified circumstances, USFM may be required to pay the Company a termination fee of $500,000 and the Company may be required to pay USFM a termination fee of $800,000. Specifically, if the A&R Merger Agreement is terminated (a) in connection with a failure of USFM to obtain its stockholders approval of the Mergers or (b) subject to certain conditions, in the event the Mergers are not consummated prior to the “end date” of December 31, 2026, then, in either case, the $500,000 termination fee will be payable by USFM to the Company upon termination of the A&R Merger Agreement. In addition, if the Company terminates the A&R Merger Agreement (x) to accept a Superior Proposal (as defined in the A&R Merger Agreement) in compliance with the terms of the A&R Merger Agreement, (y) after the Company shall have (i) within ten (10) Business Days of a tender or exchange offer relating to securities of the Company having been commenced, failed to publicly recommend against such tender or exchange offer, (ii) the Company shall have failed to publicly reaffirm its recommendation of the First Merger within 10 Business Days after the date any Acquisition Proposal (as such term is defined in the A&R Merger Agreement) shall have been announced, or (iii) a willful or material breach by the Company of the exclusivity provisions of the A&R Merger Agreement shall have occurred, or (z) following USFM’s determination that the Company will likely fail to resolve the Reincorporation Matter (as defined in the A&R Merger Agreement) (i) prior to December 31, 2026 or (ii) in a manner satisfactory to USFM in its sole discretion, then, in any such case, the $800,000 termination fee will be payable by the Company to USFM upon termination of the A&R Merger Agreement.

The A&R Merger Agreement contains customary representations, warranties and covenants of the Company, Pubco, the Merger Subs and USFM, including, among others, covenants that: (a) each party will conduct its business in the ordinary course of its business during the interim period between the execution of the A&R Merger Agreement and the Second Effective Time or earlier termination of the A&R Merger Agreement, (b) each party will not engage in certain types of transactions or take certain actions outside the ordinary course during such period without the prior consent of the other party, and (c) USFM will use its reasonable best efforts to take all actions necessary, proper or advisable to consummate the transactions contemplated by the PIPE Investment (as such term is defined in the A&R Merger Agreement). The A&R Merger Agreement also requires each of the Company and USFM to call and hold a stockholder meeting and for the Company’s board of directors to recommend that the Company’s stockholders approve the A&R Merger Agreement.

Without limiting the generality of the foregoing, pursuant to the A&R Merger Agreement, prior to the closing of the Mergers, the Company, Twin Vee Bahama Group, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Assetco”), and a to be formed Delaware contingent value rights trust (the “Trust”), must consummate the Pre-Closing CVR Restructuring (as defined below) pursuant to which such parties shall: (a) form Assetco as a wholly-owned subsidiary of the Company; (b) cause the contribution of all of the Company Assets and Liabilities (as defined in the A&R Merger Agreement to generally include all of the Company’s assets and liabilities other than $700,000 in cash and the liabilities related to the Delaware Matter, which must be retained by the Company as of the Closing) from the Company to Assetco in exchange for all of Assetco’s issued and outstanding shares of capital stock (the “Assetco Contribution”), using a contribution agreement in a form reasonably satisfactory to USFM; (c) form the Trust as a wholly-owned subsidiary of the Company; (d) cause the contribution of all of the issued and outstanding shares of capital stock of Assetco from the Company to the Trust in exchange for all of the Trust’s contingent value rights interests, using a contribution agreement in a form reasonably satisfactory to USFM; and (e) cause the distribution of the contingent value rights interests from the Company to the Company’s existing stockholders, using a distribution agreement in a form reasonably satisfactory to USFM, after which the Company shall retain no ownership or other interest (whether in the form of stock, trust interests, or otherwise) in either the Trust or Assetco (such steps collectively, the “Pre-Closing CVR Restructuring”). Following closing of the Mergers, the Trust will seek to sell the Company Assets and Liabilities and any net proceeds received from such sales would ultimately accrue to the benefit of existing Company stockholders.

Consummation of the Mergers is subject to various conditions, including (a) obtaining requisite approval of the Mergers from the Company’s and USFM’s stockholders, (b) the Registration Statement (as defined in the A&R Merger Agreement) filed by Pubco with the SEC becoming effective, (c) the absence of certain laws or orders issued by certain specified governmental entities making illegal or permanently enjoining or prohibiting the Mergers, (d) the Company Consideration Shares being approved for listing on the NYSE, NYSE American, or another applicable stock exchange, (e) the accuracy of the representations and warranties made by the parties, subject to certain exceptions, (f) the absence of a material adverse effect on either party that is continuing, (g) consummation of the Pre-Closing CVR Restructuring, and (h) delivery of a fairness opinion.

The foregoing description of the A&R Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated into this Current Report on Form 8-K by reference herein.

The A&R Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Pubco, the Merger Subs, or USFM. The representations, warranties and covenants contained in the A&R Merger Agreement were made only for purposes of the A&R Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the A&R Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the A&R Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws. Neither the Company nor USFM’s investors are third-party beneficiaries under the A&R Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the A&R Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or USFM’s public disclosures.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Michael P. Dickerson and the Company entered into an amendment to Mr. Dickerson’s existing consulting agreement to, among other things, extend the term of such agreement to the earlier to occur of (i) the closing or termination of the pending business combination with USFM or (ii) December 31, 2026, with possible extensions of such term through March 31, 2027.

The foregoing description of Mr. Dickerson’s consulting agreement amendment is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the consulting agreement amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated into this Current Report on Form 8-K by reference herein.

Item 7.01 Regulation FD Disclosure.

On October 8, 2026, USFM and the Company issued a joint press release announcing the execution of the A&R Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Additional Information and Where to Find It

Pubco intends to file with the SEC a Registration Statement on Form S-4, which shall include a joint proxy statement, in connection with its proposed acquisition of the Company by USFM and Pubco, USFM and the Company will furnish or file other materials with the SEC in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by USFM, Pubco, and the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from the Company by contacting the Company by telephone at (772) 429-2525, or by mail to Twin Vee PowerCats Co., 3101 S. U.S. Highway 1, Fort Pierce, Florida 34982.

Participants in the Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the interests of these directors and officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding the directors and executive officers of the Company is included in proxy statement for its 2025 Annual Meeting, which was filed with the SEC on October 23, 2025, its Annual Report on Form 10-K, which was filed with the SEC on February 27, 2026, and is supplemented by other public filings made, and to be made, with the SEC by the Company, Pubco, and USFM.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed transaction; satisfaction of closing conditions to the consummation of the proposed transaction; the impact of the announcement of the proposed transaction on the Company’s relationships with its employees, existing customers or potential future customers; and such other risks and uncertainties pertaining to the Company’s business as detailed in its filings with the SEC on Forms 10-K and 10-Q, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. The Company assumes no obligation to update any forward-looking statement contained in this document except to the extent required by applicable law.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Amended and Restated Agreement and Plan of Merger, dated as of October 7, 2026, by and among USFM, Pubco, Merger Subs, and the Company.

10.1	Second Amendment to Consulting Agreement, dated effective as of October 1, 2026, by and between the Company and Michael P. Dickerson and/or Dickerson Financial Services, LLC.

99.1	Press release, dated October 8, 2026.

104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

*Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN VEE POWERCATS CO.

By:	/s/ Glenn Sonoda
Glenn Sonoda
In-House Counsel

Date: October 8, 2026